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                       Frank Russell Investment Company

                      Supplement Dated November 17, 2000

                  To the Statements of Additional Information

                             Dated October 31, 2000

                                      and

                               September 29, 2000

     The following information restates the section entitled "Money Manager Information" for the Short Term Bond Fund in its entirety in the Statements of Additional Information of Frank Russell Investment Company.

                           MONEY MANAGER INFORMATION

                             Short Term Bond Fund

     BlackRock Financial Management, Inc. ("BlackRock") is a partially owned independent subsidiary of the PNC Bank, a publicly traded bank. Currently, 14% of BlackRock stock is publicly held, PNC Bank owns approximately 70%, and BlackRock's employees own 16%.

     Merganser Capital Management L.P. ("Merganser") is controlled by Merganser Capital Management Corporation, its majority shareholder. Merganser Capital Management Corporation is wholly-owned and controlled by Ed Bedrosian.

     Pacific Investment Management Company, LLC ("PIMCO") is a wholly-owned subsidiary of PIMCO Advisors LP. PIMCO Advisors LP is approximately 70% owned by Allianz AG, a publicly traded company, and approximately 30% owned by Pacific Life Insurance Company, a publicly traded company.

     STW Fixed Income Management Ltd. ("STW") is a Bermuda exempted company. William H. Williams, III is the sole shareholder of STW and controls STW.